UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04400

T. Rowe Price Equity Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Report to Shareholders

Equity Income Fund	December 31, 2018

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE EQUITY INCOME FUND

HIGHLIGHTS

■	U.S. stocks fell in 2018 in their worst performance since the global financial crisis as concerns about Federal Reserve tightening, worsening trade relations with China, and a potential slowing of the U.S. economy culminated in a fourth-quarter sell-off.

■	The Equity Income Fund returned -9.30% for the year and lagged the Russell 1000 Value Index.
■	Detractors were concentrated in financials, which struggled as signs of slowing economic growth and the flattening Treasury yield curve raised the prospect of a recession. Top contributors for the year hailed from a variety of sectors.

■	The unresolved U.S.-China trade battle and increased political risk remain large sources of investor uncertainty, which will likely spur heightened volatility in 2019. However, U.S. economic fundamentals appear strong, and the market downturn has allowed us to buy shares of companies at attractive valuations.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

The year 2018 was not one that investors will remember fondly. The major stock indexes recorded their worst declines in a decade, with most falling over 20% from recent peaks and bringing a technical end to the bull market that began in 2009. In direct contrast to 2017, financial assets performed poorly across asset classes and geographies. The broadest measure of domestic bond returns, the Bloomberg Barclays U.S. Aggregate Bond Index, returned exactly nothing (0.0%) for the year, and nearly all overseas bond and equity markets also performed poorly. “Cash was king,” in Wall Street parlance, which never makes for a happy reign.

Many issues were behind the market weakness, but we can point to four primary factors that weighed on sentiment:

Rising interest rates. Wage pressures appeared to be accelerating early in the year, sending longer-term bond yields to multiyear highs and sparking a sell-off in equities in early February. Wage gains soon moderated, but a continued decline in the unemployment rate—which reached a five-decade low of 3.7% in September—kept investors on the lookout for higher inflation ahead. In October, yields returned to their peaks on the back of good economic data and suggestions from Federal Reserve officials that they might keep hiking interest rates more quickly than expected. This was subsequently followed by a decline in long-term rates as investors sought safety late in the year and questioned the pace of future interest rate hikes.

Trade tensions. On March 1, President Donald Trump took markets by surprise in announcing a new series of metal tariffs. His administration quickly adopted a decidedly protectionist stance, with pro-trade advocates leaving and the announcement of plans for a range of new trade restrictions. Many threats never materialized, and the White House announced a renegotiated trade deal with Canada and Mexico. Trade tensions with China only appeared to deepen as the year progressed, however.

Slowing global growth. A global slowdown became apparent in the second half of 2018. Environmental and financial reforms put the brakes on the Chinese economy, as planned, but trade frictions caused growth to slow below official targets. Other emerging markets suffered from a stronger U.S. dollar and higher U.S. interest rates. In Europe, trade worries also hampered business spending, while unresolved Brexit fears and further threats to the eurozone from Italy and elsewhere also took a toll. Plummeting oil prices late in the year seemed to confirm a general weakening in global economic conditions.

Peaking fundamentals. The U.S. economy stood apart by accelerating in 2018, but a moderation in 2019 appears all but inevitable as the effects of fiscal stimulus moderate. Of specific concern to investors is the almost certain slowdown in corporate profits in the coming year. Overall profits for the S&P 500 grew by 25% versus the year before in the first three quarters of 2018—a pace sure to slow as the year-over-year impact of the tax cut fades, wage gains pressure margins, and the global economy cools.

The market’s dramatic pullback in the final weeks of 2018—stocks suffered their worst December since the Great Depression—seemed to reflect fears that a recession might even be imminent. I think such concerns are overblown. The Fed has already completed most of its planned rate hikes, promising less of a headwind for the economy and markets. China and Europe are likely to respond to slowing growth with stimulus, and both will benefit from lower oil prices. As I write, some encouraging signs have also emerged on the trade front, although whether the U.S. and China can resolve their differences remains perhaps the largest uncertainty facing markets.

In terms of stock performance, the painful end to 2018 served to improve valuations, making gains in the coming year less of a hurdle. I would also note that a further stock market “bust” in 2019 seems unlikely given that we never experienced the concentrated “boom” that has preceded past bad bear markets. In the final stages of the dot-com boom of the late 1990s, for example, investors flooded in to telecom shares, and huge amounts of capital and risk flowed in to housing in the mid-2000s. Currently, I simply do not see those sorts of distortions in the financial system.

Of course, opinions about what 2019 holds vary among our investment professionals at T. Rowe Price, and we sharpen each other’s thinking by constantly sharing opinions and insights. Please rest assured that your fund’s manager is drawing on the insights and perspectives across our global organization as he or she charts the course ahead.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Equity Income Fund returned -9.30% for the 12 months ended December 31, 2018. The fund underperformed the Russell 1000 Value Index and its peer group, the Lipper Equity Income Funds Index. Returns for the Advisor, R, and I Class shares reflect different fee structures. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Financials stocks detracted the most from absolute performance. Though bank stocks were expected to rally in 2018 thanks to a rising interest rate environment and tax reform passed in late 2017, they slumped as signs of slower economic growth and a flattening U.S. Treasury yield curve weighed on profitability for banks. In December, an inversion in a portion of the yield curve—a phenomenon that has historically preceded a recession—reinforced concerns that the U.S. economy is in a late-cycle phase, further dimming the appeal of financials stocks. These macroeconomic issues weighed on Wells Fargo, State Street, and Morgan Stanley, which ranked among the largest detractors. In the insurance industry, our positions in American International Group, which is in the midst of a turnaround under a new chief executive, and Brighthouse Financial, an insurance and annuities company spun off by MetLife in 2017, also hurt returns. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Top contributors to absolute performance hailed from various sectors. Media company Twenty-First Century Fox, which agreed to sell its entertainment assets to Walt Disney for $71.3 billion over the summer after a months-long bidding war between Disney and Comcast, was the biggest contributor. Microsoft boosted returns as the software and services company continued to beat forecasts amid high demand for internet-based computing. In health care, our holdings in drugmakers Merck and Pfizer and health insurer Anthem proved helpful as rising geopolitical tensions and technology sector volatility led investors to seek more defensive assets. Boeing also helped returns as surging aircraft demand drove its shares to record levels in 2018.

Compared with the benchmark, stock selection in the industrials and business services and energy sectors added the most to performance. On the other hand, stock selection in financials and consumer staples detracted the most from relative returns.

How is the fund positioned?

The Equity Income Fund seeks to buy well-established, large-cap companies that have a strong record of paying dividends and appear to be undervalued by the market. The fund’s holdings tend to be solid, higher-quality companies going through a period of controversy or stress, reflecting our dual focus on valuation and dividend yield. Each position is the product of careful stock picking based on the fundamental research generated by T. Rowe Price’s team of equity analysts, as opposed to selection based on broader market or macroeconomic trends.

Industrials and business services represented the largest sector overweight at the end of December. We added to our position in conglomerate GE, which has stumbled badly in recent years and is trying to turn itself around under a new chief executive. Earlier this year, GE reported a multibillion-dollar charge for liabilities for long-term care insurance policies, which led federal regulators to start a probe into the company’s accounting practices. Though the extent of GE’s long-term care liabilities remains uncertain, we believe the company has many ways to raise capital and reduce debt through asset sales and other measures. Moreover, we are optimistic that GE’s new chief executive will be able to improve operating performance.

Financials remained the fund’s largest sector allocation on an absolute basis, accounting for nearly 24% of the fund at year-end. Our allocation stayed broadly unchanged in the past six months as we trimmed holdings that performed well in recent years and bought names whose valuations fell to attractive levels in the fourth-quarter downturn. We reduced positions in regional lenders U.S. Bancorp and KeyCorp and in financial services giants JPMorgan Chase and Citigroup and used proceeds to add to Wells Fargo, State Street, and Morgan Stanley following steep declines in their shares. Health care was the second-largest sector allocation. Our exposure to health care, the best-performing sector in 2018, increased slightly in the past six months. We trimmed our holdings in Merck, Anthem, and medical device maker Medtronic after solid performance in each company and rotated into names with a more attractive risk/reward trade-off.

Consumer discretionary represented the smallest sector allocation and largest underweight versus the benchmark at the end of the period. We added to our position in Las Vegas Sands as signs of China’s slowdown weighed on shares of the casino company, which operates multiple properties in the Chinese enclave of Macau. Real estate was the next-smallest sector allocation in absolute terms, and our exposure stayed broadly unchanged in the year’s second half. We leaned into declines of timberland owner Weyerhaeuser, whose shares lost more than a third of their value in 2018 as a cooling housing market and the trade dispute with China contributed to an oversupply of lumber in the U.S. Weyerhaeuser generates strong cash flow and pays a hefty dividend yield, however, and we took advantage of its declines to increase our position.

What is portfolio management’s outlook?

The complacency that ruled investor sentiment for much of the past two years has been eclipsed by high uncertainty on multiple fronts, as evidenced by the U.S. stock market’s volatility in the final months of 2018. While the fourth-quarter sell-off was driven by many factors, we believe the chief source of investor unease is the U.S.-China trade impasse. The current tension between the U.S. and China is not good for financial markets or the economy, since it undermines business confidence and makes companies reluctant to make capital investment decisions. Moreover, the Trump administration’s response to December’s financial turmoil and a divided U.S. government that recently emerged from an unprecedented federal shutdown is deeply unsettling. Investors appear to be discounting increased political risk, which could depress multiples for U.S. stocks. We anticipate that investors should brace themselves for a choppy ride until the trade situation with China improves and political concerns subside.

A brief inversion of the yield curve in December and mixed economic signals have raised the prospect of a looming economic contraction. However, history argues against trying to pinpoint the next recession, and the fundamentals of the U.S. economy still appear reasonably strong. Valuations have fallen to more reasonable levels, and many cyclical stocks have entered bear market territory. Rather than trying to predict macroeconomic or geopolitical events, we have taken advantage of the market’s volatility to buy fundamentally strong companies that we are happy to own for a long time.

Though times of high market volatility can be alarming, we would remind shareholders that bouts of indiscriminate selling such as December’s downturn present good buying opportunities for patient, long-term investors. We are confident that our attention to valuation, disciplined investment approach, and in-depth knowledge of our holdings will allow us to navigate an unpredictable environment in 2019 and generate solid returns for shareholders over the long run.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

RISKS OF STOCK INVESTING

As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the advisor’s assessment of companies held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

VALUE INVESTING RISKS

Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/18
JPMorgan Chase	3.4%
Wells Fargo	3.2
Twenty-First Century Fox	2.5
ExxonMobil	2.4
Verizon Communications	2.2
DowDuPont	2.1
Pfizer	2.1
Total	2.1
Johnson & Johnson	2.0
Southern Company	2.0
Microsoft	2.0
Qualcomm	2.0
Anthem	1.9
Boeing	1.8
Chubb	1.7
Kimberly-Clark	1.7
Cisco Systems	1.7
Morgan Stanley	1.6
Harris	1.5
NiSource	1.5
Medtronic	1.4
U.S. Bancorp	1.4
Johnson Controls International	1.4
TransCanada	1.4
Merck	1.4
Total	48.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
COMMON STOCKS 94.9%		
COMMUNICATION SERVICES 8.1%		
Diversified Telecommunication Services 3.5%		
AT&T	2,980,000	85,049
CenturyLink	2,210,000	33,482
Telefonica (EUR)	13,100,000	110,268
Verizon Communications	7,300,000	410,406
		639,205
Entertainment 2.8%		
Twenty-First Century Fox, Class B	9,540,000	455,821
Walt Disney	605,000	66,338
		522,159
Media 1.8%		
Comcast, Class A	5,790,000	197,150
News, Class A	11,100,000	125,985
		323,135
Total Communication Services		1,484,499
CONSUMER DISCRETIONARY 2.4%		
Auto Components 0.1%		
Adient	1,320,000	19,879
		19,879
Hotels, Restaurants & Leisure 0.9%		
Las Vegas Sands	3,260,000	169,683
		169,683
Leisure Products 0.4%		
Mattel (1)	7,375,000	73,676
		73,676
Multiline Retail 0.6%		
Kohl's	1,480,000	98,183
		98,183

Specialty Retail 0.4%		
L Brands	2,890,000	74,187
		74,187
Total Consumer Discretionary		435,608
CONSUMER STAPLES 6.4%		
Beverages 0.5%		
PepsiCo	805,000	88,937
		88,937
Food & Staples Retailing 1.1%		
Walmart	2,215,000	206,327
		206,327
Food Products 1.9%		
Archer-Daniels-Midland	2,150,000	88,085
Kellogg	650,000	37,057
Tyson Foods, Class A	4,340,000	231,756
		356,898
Household Products 1.7%		
Kimberly-Clark	2,700,000	307,638
		307,638
Personal Products 0.1%		
Coty, Class A	3,225,000	21,156
		21,156
Tobacco 1.1%		
Philip Morris International	2,995,000	199,946
		199,946
Total Consumer Staples		1,180,902
ENERGY 9.1%		
Oil, Gas & Consumable Fuels 9.1%		
Apache	2,760,000	72,450
Chevron	1,605,000	174,608
EQT	470,000	8,879
Exxon Mobil	6,585,000	449,031

Hess	3,610,000	146,205
Occidental Petroleum	2,900,000	178,002
TOTAL (EUR)	7,290,000	384,512
TransCanada	7,150,000	255,255
Total Energy		1,668,942
FINANCIALS 23.3%		
Banks 11.5%		
Bank of America	560,000	13,798
Citigroup	2,680,000	139,521
Fifth Third Bancorp	9,820,000	231,065
JPMorgan Chase	6,465,000	631,113
KeyCorp	4,200,000	62,076
PNC Financial Services Group	1,580,000	184,718
US Bancorp	5,780,000	264,146
Wells Fargo	12,940,000	596,275
		2,122,712
Capital Markets 4.9%		
Ameriprise Financial	280,000	29,224
Bank of New York Mellon	2,710,000	127,560
Franklin Resources	5,530,000	164,020
Morgan Stanley	7,530,000	298,564
Northern Trust	620,000	51,826
State Street	3,580,000	225,790
		896,984
Insurance 6.9%		
American International Group	5,690,000	224,243
Brighthouse Financial (1)	3,040,000	92,659
Chubb	2,430,000	313,908
Loews	4,550,000	207,116
Marsh & McLennan	985,000	78,554
MetLife	6,090,000	250,055
Willis Towers Watson	690,000	104,783
		1,271,318
Total Financials		4,291,014

HEALTH CARE 13.1%		
Biotechnology 1.2%		
Gilead Sciences	3,620,000	226,431
		226,431
Health Care Equipment & Supplies 1.8%		
Becton Dickinson & Company	295,000	66,469
Medtronic	2,905,000	264,239
		330,708
Health Care Providers & Services 2.9%		
Anthem	1,340,000	351,925
CVS Health	2,750,000	180,180
		532,105
Pharmaceuticals 7.2%		
Bristol-Myers Squibb	2,230,000	115,915
GlaxoSmithKline (GBP)	6,625,000	126,259
GlaxoSmithKline, ADR	1,650,000	63,047
Johnson & Johnson	2,920,000	376,826
Merck	3,275,000	250,243
Pfizer	8,940,000	390,231
		1,322,521
Total Health Care		2,411,765
INDUSTRIALS & BUSINESS SERVICES 10.8%		
Aerospace & Defense 3.4%		
Boeing	1,045,000	337,012
Harris	2,070,000	278,726
Northrop Grumman	50,000	12,245
		627,983
Air Freight & Logistics 1.3%		
United Parcel Service, Class B	2,405,000	234,559
		234,559
Airlines 1.4%		
Alaska Air Group	1,820,000	110,747
Delta Air Lines	1,670,000	83,333

Southwest Airlines	1,430,000	66,466
		260,546
Building Products 1.4%		
Johnson Controls International	8,700,000	257,955
		257,955
Commercial Services & Supplies 0.4%		
Stericycle (1)	2,072,304	76,033
		76,033
Electrical Equipment 0.7%		
Emerson Electric	1,770,000	105,758
nVent Electric	1,520,000	34,139
		139,897
Industrial Conglomerates 0.6%		
General Electric	13,875,000	105,034
		105,034
Machinery 0.7%		
Flowserve	258,943	9,845
Illinois Tool Works	190,000	24,071
PACCAR	840,000	47,998
Pentair	1,150,000	43,447
		125,361
Professional Services 0.9%		
Nielsen Holdings	7,300,000	170,309
		170,309
Total Industrials & Business Services		1,997,677
INFORMATION TECHNOLOGY 7.5%		
Communications Equipment 1.6%		
Cisco Systems	7,050,000	305,476
		305,476
Electronic Equipment, Instruments & Components 0.2%		
TE Connectivity	400,000	30,252
		30,252

Semiconductors & Semiconductor Equipment 3.4%		
Applied Materials	2,760,000	90,363
NXP Semiconductors	450,000	32,976
QUALCOMM	6,320,000	359,671
Texas Instruments	1,440,000	136,080
		619,090
Software 2.0%		
Microsoft	3,585,000	364,128
		364,128
Technology Hardware, Storage & Peripherals 0.3%		
Hewlett Packard Enterprise	2,475,000	32,695
Western Digital	770,000	28,467
		61,162
Total Information Technology		1,380,108
MATERIALS 5.0%		
Chemicals 3.3%		
Akzo Nobel (EUR)	380,000	30,603
CF Industries Holdings	4,090,000	177,956
DowDuPont	7,320,000	391,474
PPG Industries	215,000	21,979
		622,012
Construction Materials 0.5%		
Vulcan Materials	905,000	89,414
		89,414
Containers & Packaging 0.9%		
International Paper	4,070,000	164,265
		164,265
Metals & Mining 0.3%		
Nucor	1,020,000	52,846
		52,846
Total Materials		928,537

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $15,273,246)	$ 18,401,153
Dividends and interest receivable	47,698
Receivable for shares sold	16,106
Cash	51
Other assets	2,857
Total assets	18,467,865
Liabilities	
Payable for shares redeemed	39,794
Investment management fees payable	8,622
Due to affiliates	980
Payable to directors	18
Other liabilities	1,760
Total liabilities	51,174
NET ASSETS	**$ 18,416,691**
Net Assets Consist of:	
Accumulated undistributed net realized gain	115,510
Net unrealized gain	3,127,876
Paid-in capital applicable to 674,615,689 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares authorized	15,173,305
NET ASSETS	**$ 18,416,691**
NET ASSET VALUE PER SHARE	
Investor Class	
($14,158,332,648 / 518,631,016 shares outstanding)	**$ 27.30**
Advisor Class	
($294,465,668 / 10,812,959 shares outstanding)	**$ 27.23**
R Class	
($65,392,861 / 2,405,478 shares outstanding)	**$ 27.18**
I Class	
($3,898,500,024 / 142,766,236 shares outstanding)	**$ 27.31**

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

($000s)

		Year Ended 12/31/18
Investment Income (Loss)		
Income		
Dividend		$ 589,784
Interest		8,876
Other		12
Total income		598,672
Expenses		
Investment management		112,342
Shareholder servicing		
Investor Class	$ 17,306	
Advisor Class	583	
R Class	158	
I Class	33	18,080
Rule 12b-1 fees		
Advisor Class	938	
R Class	427	1,365
Prospectus and shareholder reports		
Investor Class	7	
Advisor Class	10	
I Class	403	420
Custody and accounting		637
Legal and audit		245
Registration		217
Directors		76
Miscellaneous		83
Waived / paid by Price Associates		(388)
Total expenses		133,077
Net investment income		465,595
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		1,594,263
Payment to Price Associates (Note 6)		(61,038)
Futures		(2,925)
Foreign currency transactions		141
Net realized gain		1,530,441
Change in net unrealized gain / loss		
Securities		(3,904,742)
Payable to Price Associates (Note 6)		30,812
Other assets and liabilities denominated in foreign currencies		(194)
Change in net unrealized gain / loss		(3,874,124)
Net realized and unrealized gain / loss		(2,343,683)
DECREASE IN NET ASSETS FROM OPERATIONS		**$ (1,878,088)**

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	Year Ended 12/31/18	12/31/17
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 465,595	$ 435,838
Net realized gain	1,530,441	2,575,325
Change in net unrealized gain / loss	(3,874,124)	322,875
Increase (decrease) in net assets from operations	(1,878,088)	3,334,038
Distributions to shareholders		
Net investment income		
Investor Class	(358,525)	(351,812)
Advisor Class	(6,855)	(7,554)
R Class	(1,303)	(1,492)
I Class	(99,726)	(80,705)
Net realized gain		
Investor Class	(1,148,879)	(1,245,150)
Advisor Class	(24,284)	(30,047)
R Class	(5,334)	(7,064)
I Class	(314,289)	(297,129)
Decrease in net assets from distributions	(1,959,195)	(2,020,953)
Capital share transactions*		
Shares sold		
Investor Class	891,769	1,093,046
Advisor Class	44,646	57,532
R Class	9,836	15,805
I Class	903,767	1,018,067
Distributions reinvested		
Investor Class	1,442,591	1,519,616
Advisor Class	30,935	37,149
R Class	6,630	8,556
I Class	403,914	368,740
Shares redeemed		
Investor Class	(2,826,262)	(4,589,821)
Advisor Class	(140,156)	(225,816)
R Class	(37,403)	(66,336)
I Class	(834,655)	(883,784)
Decrease in net assets from capital share transactions	(104,388)	(1,647,246)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Equity Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks. The fund has four classes of shares: the Equity Income Fund (Investor Class), the Equity Income Fund–Advisor Class (Advisor Class), the Equity Income Fund–R Class (R Class), and the Equity Income Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class quarterly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the year ended December 31, 2018.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2018, the fund realized $11,836,000 of net gain on $26,481,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2018.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2018, the Fund held no derivative instruments.

Additionally, during the year ended December 31, 2018, the fund recognized $2,925,000 loss on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2018, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,376,406,000 and $4,936,738,000, respectively, for the year ended December 31, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2018, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2018 and December 31, 2017, were characterized for tax purposes as follows:

At December 31, 2018, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.2125% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the I Class limit in place at the time such amounts were paid; and (2) the current I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and Advisor Class. For the year ended December 31, 2018, expenses incurred pursuant to these service agreements were $79,000 for Price Associates; $4,935,000 for T. Rowe Price Services, Inc.; and $2,116,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2018, the fund was charged $541,000 for shareholder servicing costs related to the college savings plans, of which $325,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the Statement of Assets and Liabilities. At December 31, 2018, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2018, the fund was allocated $1,317,000 of Spectrum Funds’ expenses. Of these amounts, $824,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2018, approximately 8% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended December 31, 2018, are as follows:

Total management fee waived was allocated ratably in the amounts of $301,000 for the Investor Class, $7,000 for the Advisor Class, $2,000 for the R class and $78,000 for the I Class, respectively, for the year ended December 31, 2018.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

On June 6, 2016, Price Associates offered, and the fund’s Board of Directors accepted, a voluntary payment to compensate the fund for a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action in Delaware Court of Chancery due to a proxy voting error in 2013. The amount paid by Price Associates remained subject to further increase or decrease in the event of a court-determined change in the fair valuation of Dell shares on appeal, or payment received by the fund from any other source to compensate for the loss of value on its Dell shares. On December 14, 2017, the Delaware Supreme Court reversed the Court of Chancery’s enhanced valuation of Dell shares (appraisal value) and remanded the case to the Court of Chancery for further proceedings. Thereafter the Court of Chancery approved settlements between all remaining petitioners and Dell. Effective October 9, 2018, the case was fully and finally resolved by non-appealable order. Based on these final terms, the fund repaid Price Associates $61,038,000, based on the difference between the most favorable court-approved settlement and the initial appraisal value, using the original methodology. No further liability related to this matter remains between the fund and Price Associates.

NOTE 7 - LITIGATION

The fund is a named defendant in a lawsuit assigned to a litigation trustee, which seeks to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. A motion to dismiss was filed in this case and the district court granted the motion on January 9, 2017. In light of a Supreme Court decision in an unrelated case, the trustee has sought leave to amend the dismissed complaint. The fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by district court and affirmed on appeal by the Second Circuit Court of Appeals. This second action asserted state law constructive fraudulent transfer claims in an attempt to recover stock redemption payments made to shareholders at the time of the LBO. Both suits also seek prejudgment interest. The plaintiffs in this second action filed a petition for a writ of certiorari with the U.S. Supreme Court, which the Supreme Court has deferred. In light of the deferral, the Second District Court of Appeals issued an Order on May 15, 2018, recalling the mandate. The complaints allege no misconduct by the fund, and management has vigorously defended the lawsuits. The value of the proceeds received by the fund is $312,460,000 (1.70% of net assets), and the fund will incur legal expenses. Management continues to assess the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Equity Income Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Equity Income Fund, Inc. (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/18

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$42,010,000 from short-term capital gains,
■	$1,724,517,000 from long-term capital gains, of which $1,724,304,000 was subject to a long-term capital gains tax rate not greater than 20%, and $212,000 to a long-term capital gains tax rate of not greater than 25%.

For taxable non-corporate shareholders, $501,358,000 of the fund’s income represents qualified dividend income subject to long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $492,000,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore(b) (1959) 2018 [189]

President, Radian Guaranty (2008 to 2017); Member, Bazemore Consulting LLC (2018 to present); Member, Chimera Investment Corporation (2017 to present); Member, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels(b) (1959) 2018 [189]	President, The Johns Hopkins University(c) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]

Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Member of National Academy of Education (2010 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member of the National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2017); Vice President (2015 to 2016), American Economic Association

John G. Schreiber (1946) 2001 [189]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to present)

Mark R. Tercek (1957) 2009 [189]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of December 31, 2017, except for the information provided for Ms. Bazemore and Mr. Daniels, which is current as of January 1, 2018.
(b)Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the Price Funds.

(c)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard** (1956) 2006 [0]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds (2006 to July 2018)

David Oestreicher (1967) 2018 [189]

Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong, and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore; Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [135]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective at the conclusion of a meeting of the Boards of the Price Funds held on July 25, 2018, Mr. Bernard resigned from his role as a director and chairman of the Boards of all the Price Funds.

OFFICERS

Name (Year of Birth) Position Held With Equity Income Fund	Principal Occupation(s)

Jason R. Adams (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Research Analyst, Caxton Associates (to 2015)

Vinit Agrawal (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Ryan S. Hedrick, CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shinwoo Kim (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

P. Matt Mahon (1985) Vice President	Vice President, T. Rowe Price; formerly, student, The Wharton School, University of Pennsylvania (to 2016); Analyst, Water Street Capital (to 2014)

Daniel Martino, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

George A. Marzano (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Preeta Ragavan, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Matthew J. Snowling, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James Stillwagon (1982) Vice President

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Partner, Cat Rock Capital (to 2016); Managing Director, Lone Pine Capital (to 2015); and Managing Director, Media & Telecommunications Group, Maverick Capital (to 2013)

Megan Warren (1968) Vice President

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,544,000 and $2,169,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2019